Exhibit 32.2

Certification of Chief Financial Officer Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Berry Petroleum Company (the “Company”) on Form 10-Q for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”).

I, Ralph J. Goehring, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ralph J. Goehring
Ralph J. Goehring
Executive Vice President and
Chief Financial Officer
August 9, 2005

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